EXHIBIT 10.22
                             STOCKHOLDERS' AGREEMENT

         STOCKHOLDERS' AGREEMENT, made as of October 7, 1996 (the "Agreement") by and among Bioseq, Inc., a Massachusetts corporation with a principal office at 25 Olympia Avenue, Unit F, Woburn, Massachusetts 01801 (the "Company"), all of the shareholders of the Company identified on Exhibit A hereto (the "Existing Stockholders"), Boston Biomedica, Inc., a Massachusetts corporation with a principal office at 375 West Street, West Bridgewater, Massachusetts 02379 (the "Preferred Holder") and those additional holders of Preferred Stock and Common Stock of the Company (the "Additional Holders") who may be added as parties hereto from time to time in accordance with the terms of this Agreement. The Existing Stockholders, the Preferred Holder and the Additional Holders are hereinafter collectively referred to as "Holders."

         WHEREAS, as of the date hereof the Preferred Holder has purchased an aggregate of 300 shares of Series A Convertible Preferred Stock, $.01 par value per share of the Company (the "Series A Preferred"), which is convertible into common stock, $.01 par value per share of the Company ("Common Stock") in accordance with the terms of the Company's Articles of Organization (the "Charter"), pursuant to the terms of a Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         WHEREAS, the Preferred Holder is obligated and has an option to purchase additional shares of the Series A Preferred, Series B Convertible Preferred Stock, $.01 par value per share of the Company (the "Series B Preferred") and Series C Convertible Preferred Stock, $.01 par value per share of the Company (the "Series C Preferred," together, the Series A Preferred, the Series B Preferred and the Series C Preferred are referred to herein as the "Preferred Stock") pursuant to the terms of the Purchase Agreement and a certain Warrant Agreement referenced therein; and

         WHEREAS, the purchase and sale of the Preferred Stock as aforesaid has been undertaken by the Company and the Preferred Holder in reliance on the agreements of the parties hereto as hereinafter set forth; and

         WHEREAS, the Company and the Holders wish to confirm their agreements by entering into this Stockholders' Agreement, and each considers the provisions contained herein to be in his, her or its best interest and in the best interests of the Company;

         NOW, THEREFORE, In consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

         SECTION 1. BOARD OF DIRECTORS.

         In all elections of Directors of the Company held during the term of this Agreement (whether at a meeting or by written consent in lieu of a meeting), each of the Holders unconditionally agrees to vote all shares of the Company's Common Stock, Preferred Stock and any other equity securities of the Company or securities of the Company having equity features, now owned or hereafter acquired or controlled by the Holder, whether by purchase, conversion of other securities, exercise of rights, warrants or options, stock dividends or otherwise (collectively, the "Stock"), and otherwise to use his or its respective best efforts to cause and maintain the election to the Board of Directors of one nominee designated by the Preferred Holder.

         The obligation of the Holders to vote their stock in favor of the designee of the Preferred Holder shall terminate at such time as (a) the Preferred Holder owns less than 25% of the Preferred Stock (calculated on an as-if-converted basis, and including any shares of Common Stock into which the Preferred Stock may have been converted) issued to it under the Purchase Agreement, or (b) the Preferred Holder does not purchase the shares of Series B Preferred referenced in Section 1.2 (ii) of the Stock Purchase Agreement in accordance with the terms thereof.

         SECTION 2. RIGHT OF FIRST REFUSAL ON DISPOSITIONS BY HOLDERS.

         (a) No Holder shall sell, assign or otherwise transfer or agree to sell, assign or otherwise transfer any shares of Stock held or beneficially owned by such Holder to any third party (the "Proposed Transferee") other than a Permitted Transferee as defined below, unless in each such case the Holder (an "Offering Holder") shall have first offered to sell those shares (the "Offered Shares"), in accordance with this Section 2, to all other Holders (collectively, the "Offeree Holders"), on terms and conditions, including price, not less favorable to the Offeree Holders than those on which the Offering Holder proposes to sell such Offered Shares to the Proposed Transferee. Any sale, assignment or other transfer contrary to the provisions of this Agreement shall be void, and shall not be recorded on the Company's stock transfer records. In the event of any attempt to make such a transfer, the Company shall continue to treat the purported transferor as the owner of the Stock purported to be transferred for all purposes, including without limitation, voting and dividend rights.

         (b) The Offering Holder shall give notice to the Company and to the Offeree Holders in writing of the Offering Holder's intention to sell the Offered Shares (the "Notification"), specifying the number of shares of Stock proposed to be transferred and the price and terms of the proposed transfer (the "Terms"), and offering to sell the Offered Shares to the Offeree Holders on the Terms specified.

         (c) Each Offeree Holder shall have the absolute right (subject to the last sentence of this subsection (c)), by delivery of written notice to the Company, the Offering Holder and each other Offeree Holder (as hereinafter provided) to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (including on an as-if-converted or as-if-exercised basis any securities of the Company which are convertible into or exercisable for Common Stock of the Company) then owned by such Offeree Holder and the denominator of which shall be the aggregate number of shares of Common Stock outstanding (including as outstanding any shares of Common Stock issuable upon conversion or exercise of any outstanding securities of the Company). The amount of Offered Shares that each Offeree Holder is entitled to purchase under this Section 2(c) shall be referred to as its "Pro Rata Fraction." Notwithstanding the foregoing,

                                       2


no Offeree Holder shall have the right to purchase any of the Offered Shares unless all of the Offered Shares are subscribed for by the Offeree Holders under this Section 2.

         (d) The Offeree Holders shall have a right to oversubscription such that if any Offeree Holder declines to purchase its Pro Rata Fraction, the other Offeree Holders shall, among them, have the right to purchase the balance of the Offered Shares not so purchased. Such right of oversubscription may be exercised by an Offeree Holder by accepting the offer of the Offered Shares as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of Offered Shares available in respect of such oversubscription privilege, the oversubscribing Offeree Holders shall be reduced with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves.

         (e) The notice to be provided by an Offeree Holder under Section 2(c) hereof shall state the number of Offered Shares the Offeree Holder desires to purchase. The notice shall be delivered in person or mailed to the Offering Holder, the Company, and each other Offeree Holder within 10 days of the date of the Notification. Such notice shall, when taken in conjunction with the Notification, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the aforesaid limitations as to an Offeree Holder's right to purchase more than its Pro Rata Fraction and to the condition that all of the Offered Shares be fully subscribed for by the Offeree Holders). Sales of the Offered Shares to be sold to purchasing Offeree Holders pursuant to this Section 2 shall be made at the offices of the Company on the 45th day following the date of the Notification (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Offering Holder's delivery to each purchasing Offeree Holder of a certificate or certificates evidencing the Offered Shares to be purchased by it, duly endorsed for transfer to such purchasing Offeree Holder, against payment to the Offering Holder of the purchase price therefor by such purchasing Offeree Holder.

         (f) If the Offeree Holders do not subscribe to purchase all of the Offered Shares, the Offering Holder shall not be required to sell any of the Offered Shares to the Offeree Holders hereunder; and in such event all (but not less than all) of the Offered Shares may be sold by the Offering Holder to the Proposed Transferee at any time within 90 days after the date the Notification was made, subject to the provisions of Section 2 and Section 3 hereof. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than the Terms specified in the Notification. If the Offered Shares are not sold within the 90 day period, they shall again be subject to the requirements of a prior offer pursuant to this Section 2. Subject to the provisions of Section 3 hereof, if Offered Shares are sold pursuant to this
Section 2 to any purchaser who is not a party to this Agreement, the Offered Shares so sold shall be subject to the restrictions imposed by this Section 2 with respect to any subsequent sales.

         (g) Notwithstanding any other provisions of this Section 2, each Holder shall be entitled to transfer, without compliance with this Section 2, shares of Stock held by it:


                                       3


                  (i) to the trustees of a trust revocable by such Holder alone, the beneficiaries of which consist solely of the Holder and transferees enumerated in subsection (iv) below;

                  (ii) in the case of a Holder who is an individual, to his guardian or conservator;

                  (iii) in the case of a deceased Holder, to his executors or administrators or to trustees under his will;

                  (iv) in the case of a Holder who is an individual, or his guardian, conservator or trustee under an inter vivos trust, or his executors, administrators or trustees under his will, to the Holder's spouse, to any of his children or their issue (or to custodians for the benefit of minor children or issue) or to the Holder's parents or siblings;

                  (v) to its partners or other equity owners or to a liquidating trust or similar entity established for the purpose of holding its assets prior to distribution to its partners or other equity owners;

                  (vi) to any entity which is controlled by or under common control with such Holder; or

                  (vii) in the case of any Holder who is or becomes an employee of the Company, to the Company in accordance with written agreements entered into in connection with the original issuance of Stock to such Holder (or the grant of a right to acquire such Stock) giving the Company a right of first refusal or a right to repurchase such Stock;

Each such transferee is referred to herein as a "Permitted Transferee." All such Permitted Transferees (other than the Company pursuant to clause (vii) above) shall remain subject to the terms of this Agreement and shall be deemed to be "Holders" for purposes hereof.

         SECTION 3.  RIGHT TO PARTICIPATE IN SALES.

         Upon compliance by an Offering Holder with the provisions of Section 2(a) through 2(c) hereby and prior to any transfer under Section 2(e) hereof, the Offering Holder shall provide each Offeree with written notice (the "Transfer Notice") of, and the opportunity to participate in, such transfer upon the same terms as set forth in the original Notification under Section 2(b). Any Offeree which elects to participate in such transfer shall notify the Offering Holder not later than fifteen days after receipt of the Transfer Notice, specifying the number of shares of Stock which such Offeree desires to transfer. The Offering Holder will not transfer any shares of Stock pursuant to Section 2(e) in such transaction unless the transferee thereof at the same time purchases from each Offeree Holder who elects to participate in the transfer as aforesaid at least the lesser of (a) the number of shares of Stock set forth in such Offeree Holder's notice to the Offering Holder or (b) that number of shares computed by multiplying the total number of shares of Stock to which the proposed transfer relates by a fraction, the numerator of which is the aggregate number of shares of Stock owned by such Offeree Holder and the denominator of which is the aggregate number of shares of Stock outstanding. Notwithstanding the foregoing, at all times during the term of this agreement Boston Biomedica, Inc. shall be permitted, should it elect to do so in accordance with the notice provisions of this Section 3, to sell a number of shares of stock pursuant to this Section 3 which is not less than the largest number of shares being sold pursuant hereto by any of BioMolecular Assays, Inc., James A. Laugharn and David J. Green, and the number of shares being sold by all such parties shall be reduced on a pro rata basis to accommodate the foregoing entitlement.

         SECTION 4.  MISCELLANEOUS.

         Section 4.1. Specific Performance; Other Rights. The Company and the Holders recognize that the rights of the parties under this Agreement are unique, and accordingly the Holders shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. Without limiting the generality of the foregoing, if any transfer of shares of Stock of a Holder is made or attempted to be made in contravention of the provisions of this Agreement, the other Holders shall have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. Except as provided herein, this Agreement is not intended to limit or abridge any rights of the parties which may exist apart from this Agreement.

         Section 4.2. Stock Legend. Each certificate for shares of Stock subject to this Agreement shall have endorsed, stamped or written thereon a legend which shall read substantially as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AND OTHER PROVISIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT DATED AS OF OCTOBER 7, 1996 (COPIES OF WHICH ARE AVAILABLE AT THE OFFICES OF THE COMPANY FOR EXAMINATION)."

         Section 4.3. Termination. This Agreement shall terminate on the earliest to occur of (a) the closing of the sale of shares of Common Stock of the Company in a Qualified Public Offering, as defined in the Purchase Agreement (and shall not apply to any Stock being sold as part of such offering) and (b) such time as none of the Preferred Stock is outstanding.

         Section 4.4. Notices, Etc. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or sent by overnight courier or mailed by certified mail, postage prepaid, addressed (a) if to the Company, to the Chief Executive Officer at the address first set forth above, with a copy to Warner & Stackpole LLP, 75 State Street, Boston, Massachusetts 02109, Attn: Kenneth S. Boger, Esquire; (b) if to any Holder, to the address set below its name on Exhibit A hereto; and (c) if to any other person who becomes subject to the terms of this Agreement, to his address as the same may appear in the records of the Company, and to the Company. Each of the parties may change his, her or its notice address as referenced above by notice to each of the other parties delivered as aforesaid.


                                       5


         Section 4.5. Entire Agreement. The parties hereto agree that this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them as to such subject matter.

         Section 4.6. Waivers and Further Agreements. Any waiver of any terms or conditions of this Agreement shall not be effective unless given in a writing signed by the party against whom such waiver is sought to be enforced, nor shall it operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No such waiver, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provision being waived, and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

         Section 4.7. Further Assurances. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

         Section 4.8. Amendments. This Agreement may not be amended, nor shall any waiver be effected except by an instrument in writing executed by the holders of a majority of the Stock, which vote shall include the holders of a majority of the Preferred Stock (on an as-if-converted basis, and including shares of Common Stock into which any Preferred Stock may have been converted) then owned or controlled by a Holder hereunder.

         Section 4.9. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns.

         Section 4.10. Severability. If any provision of this Agreement shall be held or deemed to be invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question, invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein, and such provision shall be reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

         Section 4.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute


                                       6

one and the same instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         Section 4.12. Additional Parties. The Company may issue additional shares of Preferred Stock to persons or entities not initially parties to this Agreement (the Additional Holders) under the terms of the Purchase Agreement. Each Additional Holder shall execute a counterpart of this Agreement, and upon such execution this agreement, including Exhibit A hereto which shall be modified accordingly and distributed to each Holder hereunder, shall be deemed to have been amended to add such additional Holder as a party hereto with all rights and obligations of the other Holders hereunder.

         Section  4.13.  Section  Headings.   The  headings  contained  in  this
Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 4.14.  Governing Law. This  Agreement  shall be governed by and
construed  in  accordance  with  the  internal  laws  of  the   Commonwealth  of
Massachusetts.





                      THIS SPACE LEFT INTENTIONALLY BLANK.




                                       7






                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed under seal as of the date first above written.

THE COMPANY:                             BIOSEQ, INC.


                                         By:  /s/ J. Laugharn
                                           -------------------------------------
                                             Name:   James Laugharn
                                             Title:  President and CEO

THE PREFERRED HOLDER:                    BOSTON BIOMEDICA, INC.


                                         By:  /s/ Richard T. Schumacher
                                           -------------------------------------
                                             Name:   Richard T. Schumacher
                                             Title:  President and CEO

THE EXISTING HOLDERS:                   BIOMOLECULAR ASSAYS, INC.


                                         By:  /s/ J. Laugharn
                                           -------------------------------------
                                             Name:  James Laugharn
                                             Title: President and CEO


                                        /s/ David J. Green
                                        ----------------------------------------
                                        David J. Green

                                        /s/ James A. Laugharn, Jr.
                                        ----------------------------------------
                                        James A. Laugharn, Jr.

                                        ________________________________________
                                        Edwin A. Rudd

                                        ________________________________________
                                        Gustav H. Dreier

                                        ________________________________________
                                        James H. Smith

                                        ________________________________________
                                        Carson H. Powers

                                        ________________________________________
                                        Gerald J. Litt

                                        ________________________________________
                                        G&G Diagnostics Limited Partnership II








                                                                       EXHIBIT A

                                                                          Number and Type of Shares
                                                                          -------------------------
Names & Addresses                                          Common Stock         Series A Preferred         Other
-----------------                                          ------------         ------------------         -----

THE EXISTING STOCKHOLDERS:
     BioMolecular Assays, Inc.
     25 Olympia Avenue, Unit F
     Woburn, MA  01801

     David J. Green
     51 Amberwood Drive
     Winchester, MA  01890

     James A. Laugharn, Jr.
     6 Chesterford Road
     Winchester, MA  01890

     Edwin A. Rudd
     52 Brookdale Road
     Salem, NH  03079

     Gustav H. Dreier
     189 Moxley Street
     Jefferson, NY  12093


     James H. Smith
     138 Chace Hill Road
     Sterling, MA  01545

     G&G Diagnostics Limited Partnership II                      100
     30 Ossipee Road
     Newton, MA  02164

     Carson H. Powers
     P.O. Box 77
     Georgetown, CT  06829

     Gerald J. Litt
     16 Cove Island Road
     Centerville, MA  02632
